UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
GLOBAL ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50643	86-0933274

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

4909 E. McDowell Rd., Suite 104, Phoenix, AZ	85008-4393

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; and
Item 3.02. Unregistered Sales of Equity Securities.
     On April 7, 2006, Global Entertainment Corporation (the “Company”) completed a private placement of 1,079,000 shares of common stock, par value $0.001 per share (“Common Stock”), together with warrants to purchase an aggregate of 107,900 shares of Common Stock at $7.10 per share (the “Purchaser Warrants”). The gross proceeds of this transaction were $6,204,250.00. The net proceeds to the Company are intended to be used for working capital and general corporate purposes. The transaction is exempt from registration pursuant to Section 4(2) of the Securities Exchange Act of 1934, and the rules promulgated thereunder.
     Miller Capital Markets, LLC acted as lead placement agent and Sander Morris Harris and Taglich Bros., Inc. acted as co-placement agents (lead placement agent and co-placement agents collectively the “Placement Agents”). The Placement Agents received an aggregate commission of 10% of the proceeds, totaling $620,425 and a warrant to purchase up to 107,900 shares of Common Stock at $7.10 per share (the “Placement Agent Warrants”).
     Pursuant to the securities purchase agreements, dated April 7, 2006, (the “Securities Purchase Agreements”), a form of which has been attached as Exhibit 4.1 hereto, the Company is obligated to file a registration statement on Form S-3 covering resales of Common Stock within 15 days after April 7, 2006.
     The exercise price and amount of shares that can be purchased under the Purchaser Warrants and Placement Agent Warrants (collectively the “Warrants”) are subject to adjustment for stock splits or reorganization, reclassification, merger, consolidation or disposition of assets of the Company. The Warrants may be exercised at any time on or between October 7, 2006 and 5 p.m. Mountain Standard Time on October 7, 2011. Holders of Warrants will not be allowed to exercise any portion of their Warrants which increases their ownership above 9.99% of the total outstanding Common Stock.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In accordance with the Securities Purchase Agreements, the Company has added two directorships to its board of directors (the “Board”) and has elected the following two persons to occupy those directorships effective April 10, 2006:
1.	Michael L. Bowlin

2.	Stephen A. McConnell
     Both Mr. Bowlin and Mr. McConnell have been named to the Board’s Nominating and Corporate Governance Committee. Additionally, Mr. Bowlin has been named to the Board’s Compensation Committee and Mr. McConnell has been named to the Board’s Audit Committee.

Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
          The following exhibits are filed as part of this report:

Exhibit
Number	Description
4.1	Form of Securities Purchase Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENTERTAINMENT CORPORATION
Date: April 13, 2006	By:	/s/ J. Craig Johnson
		Name:	J. Craig Johnson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of Securities Purchase Agreement